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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 2, 2005

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                       0-8483                 34-1017531
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                   Identification Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 2, 2005, Ceres Group, Inc. issued a press release regarding earnings for the fourth quarter and the full year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01 EXHIBITS.

         Exhibit 99.1 Press Release, dated March 2, 2005, announcing earnings for the fourth quarter and the full year ended December 31, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CERES GROUP, INC.



                                         /s/ Kathleen L. Mesel
                                         ---------------------
                                         By: Kathleen L. Mesel
                                         Its: Corporate Secretary


Dated: March 4, 2005